UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Aurora Oil & Gas Corporation
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             (Exact name of registrant as specified in its charter)

                  Utah                                   87-0306609
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 (State of incorporation or organization)    (IRS Employer Identification No.)

        4110 Copper Ridge Drive, Suite 100, Traverse City, Michigan 49684
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 (Address of principal executive offices)                         (Zip Code)

                          Cadence Resources Corporation
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                                  (Former Name)

Securities  to be  registered pursuant        Name of each  exchange  on  which
to Section 12(b) of the Act:                  each  class  is to be registered:

 Common stock, par value $0.01 per share           American Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: |X|

If this form relates to the registration of a class of securities pursuant to Section12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
____________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of class)

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                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference to the Issuer's SB-2/A registration statement filed on February 6, 2006 and declared effective on February 10, 2006.

Item 2.  Exhibits.

         None.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

   (Registrant):  Aurora Oil & Gas Corporation, formerly known as Cadence
                  Resources Corporation
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   Dated:    May 22, 2006
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   By:      /s/ William W. Deneau
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         William W. Deneau, President and Chief Executive Officer
        (Principal Executive Officer)